                                                                    EXHIBIT 99.1


FOR FURTHER INFORMATION:               Sandy Fruhman, Media       (713) 207-3123
                                       Melanie Trent, Investors   (713) 207-8351


FOR IMMEDIATE RELEASE:                 July 25, 2002


             RELIANT RESOURCES REPORTS SECOND QUARTER 2002 EARNINGS

HOUSTON, TX. - Reliant Resources, Inc. (NYSE: RRI) reported earnings of $178 million, or $0.61 per diluted share, for the second quarter of 2002. This compares to reported earnings of $229 million, or $0.82 per diluted share, for second quarter of 2001. For the six months ended June 30, 2002, the company reported earnings before cumulative effect of accounting change of $275 million, or $0.95 per diluted share, compared to $307 million, or $1.19 per share, for the first six months of 2001.

The decrease in net income for the quarter-to-quarter comparison was primarily due to weak wholesale market conditions, an increase in a reserve related to potential refunds regarding the company's California operations, and additional expenses related to plant cancellations and a plant closure. Partially offsetting the wholesale decline was strong performance in the company's retail electric operations in Texas, as the market opened for competition in January 2002, and a gain in its European segment related to the amendment of two power contracts. For the six-month comparison, the decline was primarily due to weaker wholesale market conditions, partially offset by a non-recurring $100 million charge in the first quarter of 2001 relating to the redesign of benefit plans in anticipation of the company's separation from Reliant Energy, strong performance in the company's retail energy segment and a gain in its European segment related to the amendment of two power contracts.

"Our businesses performed well in the second quarter of 2002 considering the weak wholesale market conditions we faced," said Steve Letbetter, chairman and chief executive officer. "This was due, in large part, to the strong performance of our retail business in the Houston area. Our retail business benefits from low commodity prices and creates a natural hedge against unfavorable wholesale market conditions."

                                     -more-

                  EARNINGS BEFORE INTEREST AND TAXES BY SEGMENT

WHOLESALE ENERGY

Earnings before interest and taxes (EBIT) for the wholesale energy segment were $31 million in the second quarter of 2002, compared to $298 million in the same period of 2001. The decrease was primarily due to less favorable market conditions, which resulted in lower operating margins from trading and marketing activities and power generation operations. Other factors affecting the decrease include: charges in connection with the cancellation of power plant development projects; increased depreciation expense related to ownership of the Orion assets and a write-off due to closure of a power plant in Pennsylvania; increased operation and maintenance expense primarily related to ownership of the Orion assets and an increase in a reserve for anticipated refunds to be ordered by the FERC relating to California operations.

For the first six months of 2002, the wholesale energy segment produced EBIT of $145 million, compared to $527 million for the same period of 2001; the decrease was largely due to the factors mentioned above, partially offset by the effect of a credit reserve relating to California receivables in the first quarter of 2001, and a release and adjustment of California receivables credit reserves in the first quarter of 2002.

RETAIL ENERGY

The company's retail energy segment produced EBIT of $205 million in the second quarter of 2002, compared to a loss of $2 million in the second quarter of 2001. The Texas retail electricity market opened to full competition in January 2002. At that time, the retail energy segment began serving approximately 1.7 million electricity customers in the greater Houston, Texas area. These increased sales were partially offset by increased overhead, gross receipts taxes, marketing and bad debt expense.

For the first six months of 2002, the retail energy segment produced EBIT of $254 million, compared to a loss of $5 million for the first six months of 2001. As discussed above, the significant increase in EBIT was due to the opening of the Texas retail electricity market in January 2002.

EUROPEAN ENERGY

The European energy segment produced EBIT of $105 million in the second quarter of 2002, compared to $62 million in the 2001 period. This increase was primarily the result of a one-time net gain of $109 million due to amendments to two power supply contracts. Results for 2001 reflected efficiency and energy payments from NEA, the coordinating body for the Dutch electric generating sector prior to the start of wholesale competition, and the valuation of the company's interest in NEA, which was recorded as equity income in 2001.

                                     -more-

For the six months ended June 30, 2002, the European energy segment produced EBIT of $123 million, compared to $83 million in the first half of 2001. The increase was primarily due to the factors mentioned above and a gain related to changes in the valuation of certain out-of-market contracts in the first quarter of 2002.

The company is completing its review of the European energy segment's goodwill pursuant to SFAS No. 142, "Goodwill and Other Intangible Assets" and expects to record an impairment charge, retroactive to January 1, 2002, upon completion of its analysis.

OTHER OPERATIONS

The company's other operations segment recorded EBIT of $3 million for the second quarter of 2002, compared to a loss of $5 million in the prior period. For the first six months of 2002, other operations had a loss of $5 million compared to a loss of $115 million for first six months of 2001. The improvement was primarily due to a non-recurring $100 million charge in the first quarter of 2001 relating to the redesign of benefit plans in anticipation of the company's separation from Reliant Energy, reduced operating losses in the communications business and a change in the allocation of certain corporate costs to the business units.

                                OUTLOOK FOR 2002

The company is revising its earnings guidance for 2002 from a range of $1.80 to $2.00 per share to a range of $1.65 to $1.85 per share. This revision is primarily due to continued weakness in wholesale market conditions in the U.S. and Europe, partially offset by stronger performance in the company's retail operations.

Reliant Resources continues to have constructive discussions with its banks regarding refinancing alternatives and expects an acceptable result will be achieved.

The company and its parent, Reliant Energy, remain committed to the spin-off and believe it is the right strategic step for both companies. Each company is well positioned for success in its respective market sector. Additionally, as separate entities, the companies will have better access to capital than as a combined company.

                       WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Resources has scheduled its second quarter 2002 earnings conference call for Thursday, July 25, 2002, at 10:30 a.m. Central Daylight Time. Interested parties may listen to a live audio broadcast of the conference call at www.reliantresources.com. A replay of the call can be accessed approximately two hours after the completion of the call.


                                     -more-

Reliant Resources, based in Houston, Texas, provides electricity and energy services to wholesale and retail customers in the U.S. and Europe, marketing those services under the Reliant Energy brand name. The company has more than 21,000 megawatts of power generation capacity in operation, under construction or under contract in the U.S. and nearly 3,500 megawatts of power generation in operation in Western Europe. At the retail level, Reliant Resources provides a complete suite of energy products and services to electricity customers in Texas ranging from residences and small businesses to large commercial, institutional and industrial customers. Reliant Resources currently is a majority-owned subsidiary of Reliant Energy, Incorporated (NYSE: REI). For more information, visit our web site at www.reliantresources.com.


                                      *****

This news release includes forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results include the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in Reliant Resources' business plans, financial market conditions and other factors discussed in Reliant Resources' filings with the Securities and Exchange Commission.

                                    -###-

                    Reliant Resources, Inc. and Subsidiaries
                        Statements of Consolidated Income
                             (Thousands of Dollars)
                                   (Unaudited)


                                                                Quarter Ended June 30,         Six Months Ended June 30,
                                                             ----------------------------    ----------------------------
                                                                 2002            2001            2002            2001
                                                             ------------    ------------    ------------    ------------

Revenues:
  Wholesale Energy                                           $  6,494,618    $  7,659,501    $ 12,009,233    $ 16,019,610
  European Energy                                                 640,479         276,528       1,175,480         524,407
  Retail Energy                                                 1,425,390          36,132       2,404,099          63,369
  Other Operations                                                    416           2,987           2,073           5,774
                                                             ------------    ------------    ------------    ------------
TOTAL REVENUES                                                  8,560,903       7,975,148      15,590,885      16,613,160
                                                             ------------    ------------    ------------    ------------

EXPENSES:
  Fuel and cost of gas sold                                     4,096,400       4,053,830       6,729,816       9,808,369
  Purchased power                                               3,622,800       3,355,424       7,490,315       5,750,556
  Operation and maintenance                                       235,714         131,855         414,483         246,688
  General, administrative and development                         166,912          97,765         279,936         292,747
  Depreciation and amortization                                   106,382          43,346         177,304         107,476
                                                             ------------    ------------    ------------    ------------
    Total                                                       8,228,208       7,682,220      15,091,854      16,205,836
                                                             ------------    ------------    ------------    ------------
OPERATING INCOME                                                  332,695         292,928         499,031         407,324
                                                             ------------    ------------    ------------    ------------

OTHER (EXPENSE) INCOME:
  Gains from investments, net                                       2,286           4,592           4,831          11,315
  Income of equity investment of unconsolidated subsidiaries        5,524          51,572           9,308          64,350
  Other, net                                                        4,082           3,481           3,594           6,902
  Interest expense                                                (66,918)        (19,627)       (105,844)        (43,865)
  Interest income                                                   4,484           4,419           8,310          15,350
  Interest income (expense) - affiliated companies, net             1,526          11,155           4,184          (3,431)
                                                             ------------    ------------    ------------    ------------
    Total other (expense) income                                  (49,016)         55,592         (75,617)         50,621

INCOME BEFORE INCOME TAXES                                        283,679         348,520         423,414         457,945
INCOME TAX EXPENSE                                                105,224         119,785         148,083         150,697
                                                             ------------    ------------    ------------    ------------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE              178,455         228,735         275,331         307,248
  Cumulative effect of accounting change, net of tax                   --             (47)             --           3,062
                                                             ------------    ------------    ------------    ------------
NET INCOME                                                   $    178,455    $    228,688    $    275,331    $    310,310
                                                             ============    ============    ============    ============


               Reference is made to the Notes to the Consolidated
           Financial Statements contained in Reliant Resources, Inc.'s Amended Annual Report on Form 10-K/A for the year ended December 31, 2001.

                    Reliant Resources, Inc. and Subsidiaries
              Selected Data From Statements of Consolidated Income
                (Thousands of Dollars, Except Per Share Amounts)
                                   (Unaudited)


                                                                         Quarter Ended                Six Months Ended
                                                                            June 30,                       June 30,
                                                                  ------------   ------------    ------------    ------------
                                                                      2002           2001            2002            2001
                                                                  ------------   ------------    ------------    ------------
AS REPORTED:

  Basic Earnings Per Common Share
    Income before cumulative effect of accounting change          $       0.62   $       0.83    $       0.95    $       1.19
    Cumulative effect of accounting change, net of tax                      --             --              --            0.01
                                                                  ------------   ------------    ------------    ------------
    Net income                                                    $       0.62   $       0.83    $       0.95    $       1.20

  Diluted Earnings Per Common Share
    Income before cumulative effect of accounting change          $       0.61   $       0.82    $       0.95    $       1.19
    Cumulative effect of accounting change, net of tax                      --             --              --            0.01
                                                                  ------------   ------------    ------------    ------------
    Net income                                                    $       0.61   $       0.82    $       0.95    $       1.20

    Weighted Average Common Shares Outstanding (in thousands):
    - Basic                                                            289,591        276,944         289,464         258,574
    - Diluted                                                          290,633        277,246         290,552         258,790


OPERATING INCOME (LOSS) BY SEGMENT

  Wholesale Energy                                                $     22,551   $    296,990    $    130,261    $    512,789
  European Energy                                                      102,855          9,515         118,581          27,644
  Retail Energy                                                        205,381         (3,403)        253,946          (6,494)
  Other Operations                                                       1,908        (10,174)         (3,757)       (126,615)
                                                                  ------------   ------------    ------------    ------------

  Total                                                           $    332,695   $    292,928    $    499,031    $    407,324
                                                                  ============   ============    ============    ============

EARNINGS (LOSS) BEFORE INTEREST AND TAXES BY SEGMENT

  Wholesale Energy                                                $     31,163   $    297,800    $    145,268    $    526,851
  European Energy                                                      104,813         62,084         122,888          83,462
  Retail Energy                                                        205,394         (1,806)        253,967          (4,880)
  Other Operations                                                       3,217         (5,505)         (5,359)       (115,542)
                                                                  ------------   ------------    ------------    ------------

  Total                                                           $    344,587   $    352,573    $    516,764    $    489,891
                                                                  ============   ============    ============    ============




     Reference is made to the Notes to the Consolidated Financial Statements contained in Reliant Resources, Inc.'s Amended Annual Report on Form 10-K/A for
                        the year ended December 31, 2001.

                    Reliant Resources, Inc. and Subsidiaries
              Selected Data From Statements of Consolidated Income
                              (Millions of Dollars)
                                   (Unaudited)


                                                                     Quarter Ended               Six Months Ended
                                                                        June 30,                      June 30,
                                                               --------------------------    --------------------------
                                                                2002      2001     Change     2002      2001     Change
                                                               ------    ------    ------    ------    ------    ------

Wholesale Energy EBIT
    Change in margin, excluding California provisions                              $  (87)                       $ (223)
    Change in California credit provision                                               1                            72
    Change in California refund reserve                                               (19)                          (19)
    Development costs write-off                                                       (17)                          (17)
    Pennsylvania plant write-off                                                      (15)                          (15)
    Change in operating, general and administrative expenses                          (89)                         (124)
    Change in depreciation and amortization                                           (48)                          (57)
    Change in income from equity investments                                            5                            (4)
    Change in other non-operating income                                                2                             5
                                                               ------    ------    ------    ------    ------    ------
    Total Change in Wholesale Energy EBIT                          31       298      (267)      145       527      (382)

European Energy EBIT
    Change in valuation of stranded cost contracts                                     (3)                           16
    Change in trading margins                                                           2                             4
    Plant outages in 2002                                                              --                            (7)
    Change in margins due to NEA reimbursement - 2001                                 (30)                          (30)
    Gain on stranded cost contract amendments                                         109                           109
    Change in other margins                                                            17                             1
    Change in operating, general and administrative expenses                           (6)                          (13)
    Change in depreciation and amortization                                             5                            11
    Change in equity income - 2001                                                    (51)                          (51)
                                                               ------    ------    ------    ------    ------    ------
    Total Change in European Energy EBIT                          105        62        43       123        83        40

Retail Energy EBIT
    Energy margins                                                                    309                           438
    Change in other energy services margins                                            (8)                          (17)
    Change in operating, general and other expenses                                   (93)                         (160)
    Change in non-operating income                                                     (1)                           (2)
                                                               ------    ------    ------    ------    ------    ------
    Total Change in Retail Energy EBIT                            205        (2)      207       254        (5)      259

Other Operations EBIT
    Curtailment and related enhancements of benefit plans                              --                           100
    Other operating  changes                                                           12                            23
    Change in non-operating income                                                     (4)                          (13)
                                                               ------    ------    ------    ------    ------    ------
    Total Change in Other Operations EBIT                           3        (5)        8        (5)     (115)      110

Total Change in EBIT                                                                   (9)                           27

Change in Interest Expense                                                            (47)                          (62)
Change in Interest Income                                                              --                            (7)
Change in Interest Income/Expense- Affiliated Companies                                (9)                            7
                                                                                   ------                        ------
    Total Change in Interest Expense/Income                                           (56)                          (62)
                                                                                   ------                        ------

Net Change in Income before Income Taxes                                              (65)                          (35)
Change in Income Taxes                                                                 15                             3
Cumulative Effect of Change in Accounting Principle                                    --                            (3)
                                                                                   ------                        ------

Change in Net Income                                                               $  (50)                       $  (35)
                                                                                   ======                        ======

    Reference is made to the Notes to the Consolidated Financial Statements contained in Reliant Resources, Inc.'s Amended Annual Report on Form 10-K/A
                      for the year ended December 31, 2001.

                    Reliant Resources, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Million of Dollars)
                                   (Unaudited)


WHOLESALE ENERGY SEGMENT                                                    WHOLESALE ENERGY
------------------------                              -----------------------------------------------------------
                                                          Quarter Ended June 30,        Period Ended June 30,
                                                      ----------------------------   ----------------------------
                                                          2002            2001           2002            2001
                                                      ------------    ------------   ------------    ------------
RESULTS OF OPERATIONS:
Operating Revenues                                    $      6,495    $      7,660   $     12,009    $     16,020
Operating Expenses:
  Fuel and cost of gas sold                                  3,990           3,952          6,543           9,606
  Purchased power                                            2,141           3,239          4,775           5,553
  Operation and maintenance                                    143              86            246             157
  General, administrative and development                      115              66            182             130
  Depreciation and amortization                                 83              20            133              61
                                                      ------------    ------------   ------------    ------------
    Total                                                    6,472           7,363         11,879          15,507
                                                      ------------    ------------   ------------    ------------
Operating Income                                                23             297            130             513
                                                      ------------    ------------   ------------    ------------

    Income from equity investments of
      unconsolidated subsidiaries                                6               1             10              14
    Gains from Investments                                       1              --             --              --
    Other Non-Operating Income                                   1              --              5              --
                                                      ------------    ------------   ------------    ------------

  Earnings Before Interest and Taxes                  $         31    $        298   $        145    $        527
                                                      ============    ============   ============    ============

WHOLESALE ENERGY MARGINS BY COMMODITY:
Gas                                                   $         50    $         80   $        103    $        159
Power                                                          310             383            585             689
Oil                                                              7               4              6               8
Other Commodities                                               (3)              2             (3)              5
                                                      ------------    ------------   ------------    ------------
                                                      $        364    $        469   $        691    $        861
                                                      ============    ============   ============    ============

WHOLESALE ENERGY MARGINS BY ACTIVITY:
Power Generation                                      $        315    $        350   $        594    $        630
Trading, Marketing and Risk Management                          49             119             97             231
                                                      ------------    ------------   ------------    ------------
                                                      $        364    $        469   $        691    $        861
                                                      ============    ============   ============    ============

TRADING, MARKETING AND RISK MANAGEMENT MARGINS
  REALIZED AND UNREALIZED:
Realized                                              $         40    $         26   $        112    $        127
Unrealized                                                       9              93            (15)            104
                                                      ------------    ------------   ------------    ------------
                                                      $         49    $        119   $         97    $        231
                                                      ============    ============   ============    ============

TRADING MARGIN/VAR                                            7.00           19.83          12.13           33.00


WHOLESALE ENERGY OPERATING DATA:
Physical natural gas Bcf volume                              1,077             720          2,028           1,444
  Revenues per Mcf                                    $       3.58    $       5.15   $       3.13    $       6.23

Physical Wholesale Power Sales (000's MWH)                  74,830          61,267        166,303         114,478
  Revenues per Mwh                                    $      35.33    $      64.08   $      33.94    $      61.30

Physical Oil Trading Revenues (000's Bbls)                     758           2,861          1,658           3,347


VALUE AT RISK ANALYSIS:
(Assumes 95% confidence level and primarily a one day holding period using variance/covariance model)


  As of June 30,                                      $          7    $          8   $          7    $          8
  Period Ended June 30:
          Daily Average                                          7               6              8               7
          Daily High                                            14              15             17              18
          Daily Low                                              4               2              4               2



     Reference is made to the Notes to the Consolidated Financial Statements contained in Reliant Resources, Inc.'s Amended Annual Report on Form 10-K/A
                      for the year ended December 31, 2001.

                   Reliant Resources, Inc. and Subsidiaries
                       Results of Operations by Segment
                             (Million of Dollars)
                                 (Unaudited)

EUROPEAN ENERGY SEGMENT                                           EUROPEAN ENERGY
-----------------------                      ---------------------------------------------------------
                                                Quarter Ended June 30,         Period Ended June 30,
                                             ------------   ------------   ------------   ------------
                                                 2002           2001           2002           2001
                                             ------------   ------------   ------------   ------------
RESULTS OF OPERATIONS:
Operating Revenues                           $        641   $        276   $      1,176   $        524
Operating Expenses:
  Fuel                                                107            102            187            203
  Purchased power                                     381            116            772            197
  Operation and maintenance                            32             19             63             38
  General and administrative                            4             11              8             20
  Depreciation and amortization                        14             19             27             38
                                             ------------   ------------   ------------   ------------
    Total                                             538            267          1,057            496
                                             ------------   ------------   ------------   ------------
Operating Income                                      103              9            119             28
                                             ------------   ------------   ------------   ------------

  Income from equity investments of
    unconsolidated subsidiaries                        --             51             --             51
  Other Non-Operating Income                            2              2              4              4
                                             ------------   ------------   ------------   ------------

Earnings Before Interest and Taxes           $        105   $         62   $        123   $         83
                                             ============   ============   ============   ============


EUROPEAN ENERGY MARGINS BY ACTIVITY:
Power Generation                             $        149   $         56   $        210   $        121
Trading, Marketing and Risk Management                  4              2              7              3
                                             ------------   ------------   ------------   ------------
                                             $        153   $         58   $        217   $        124
                                             ============   ============   ============   ============


TRADING AND RISK MANAGEMENT MARGINS
  REALIZED AND UNREALIZED:
Realized                                     $          1   $          1   $          4   $          2
Unrealized                                              3              1              3              1
                                             ------------   ------------   ------------   ------------
                                             $          4   $          2   $          7   $          3
                                             ============   ============   ============   ============

EUROPEAN ENERGY OPERATING DATA:
Physical Wholesale Power Sales (000's MWH)         23,850          9,679         43,494         16,262
  Revenues per mwh                           $      26.08   $      25.62   $      26.53   $      27.68


RETAIL ENERGY SEGMENT                                                         RETAIL ENERGY
---------------------                                  ------------------------------------------------------------
                                                          Quarter Ended June 30,          Period Ended June 30,
                                                       ----------------------------    ----------------------------
                                                           2002            2001            2002            2001
                                                       ------------    ------------    ------------    ------------
RESULTS OF OPERATIONS:
Operating Revenues                                     $      1,425    $         36    $      2,404    $         63
Operating Expenses:
  Purchased power                                             1,099              --           1,941              --
  Operation and maintenance                                      62              22             105              42
  General and administrative                                     53              15              93              24
  Depreciation and amortization                                   6               2              11               4
                                                       ------------    ------------    ------------    ------------
    Total                                                     1,220              39           2,150              70
                                                       ------------    ------------    ------------    ------------
Operating Income (Loss)                                         205              (3)            254              (7)
                                                       ------------    ------------    ------------    ------------

  Other Non-Operating Income                                     --               1              --               2
                                                       ------------    ------------    ------------    ------------

Earnings (Loss) Before Interest and Taxes              $        205    $         (2)   $        254    $         (5)
                                                       ============    ============    ============    ============

TRADING MARGINS REALIZED AND UNREALIZED:
Realized                                               $         79    $         --    $         85    $         --
Unrealized                                                      (13)             11              (8)             15
                                                       ------------    ------------    ------------    ------------
                                                       $         66    $         11    $         77    $         15
                                                       ============    ============    ============    ============

RETAIL ENERGY OPERATING DATA:
GWh Sales data (1):
  Residential                                                                                 8,449
  Small commercial                                                                            6,043
  Large commercial, industrial and institutional                                             11,275
                                                                                       ------------
    Total                                                                                    25,767
                                                                                       ============
(1) Gigawatt hours

Average Number of Customers (in thousands)
  Residential                                                                                 1,440
  Small commercial                                                                              213
  Large commercial, industrial and institutional                                                 18
                                                                                       ------------
    Total                                                                                     1,671
                                                                                       ============

     Reference is made to the Notes to the Consolidated Financial Statements contained in Reliant Resources, Inc.'s Amended Annual Report on Form 10-K/A
                      for the year ended December 31, 2001.

                   Reliant Resources, Inc. and Subsidiaries
                       Results of Operations by Segment
                             (Million of Dollars)
                                 (Unaudited)


OTHER OPERATIONS SEGMENT                                             OTHER OPERATIONS
------------------------                        ------------------------------------------------------------
                                                   Quarter Ended June 30,          Period Ended June 30,
                                                ----------------------------    ----------------------------
                                                    2002            2001            2002            2001
                                                ------------    ------------    ------------    ------------
RESULTS OF OPERATIONS:
Operating Revenues                              $         --    $          3    $          2    $          6
Operating Expenses:
Operation and maintenance                                 --               5               3              10
General and administrative                                (5)              6              (3)            119
Depreciation and amortization                              3               2               6               4
                                                ------------    ------------    ------------    ------------
Total                                                     (2)             13               6             133
                                                ------------    ------------    ------------    ------------
Operating Income (Loss)                                    2             (10)             (4)           (127)
                                                ------------    ------------    ------------    ------------

Gains from Investments                                     1               4               4              11
Other Non-Operating Income (Loss)                         --               1              (5)              1
                                                ------------    ------------    ------------    ------------

Earnings (Loss) Before Interest and Taxes       $          3    $         (5)   $         (5)   $       (115)
                                                ============    ============    ============    ============





          Reference is made to the Notes to the Consolidated Financial Statements contained in Reliant Resources, Inc.'s Amended Annual Report on Form 10-K/A for the year ended December 31, 2001.

                    Reliant Resources, Inc. and Subsidiaries
                         Consolidated Trading Activities
                              (Million of Dollars)
                                   (Unaudited)

                                                              Quarter Ended June 30,        Period Ended June 30,
                                                          ----------------------------   ---------------------------
                                                              2002            2001           2002            2001
                                                          ------------    ------------   ------------    ------------

CONSOLIDATED TRADING, MARKETING AND RISK MANAGEMENT
  MARGINS REALIZED AND UNREALIZED:
Realized                                                  $        120    $         27   $        201    $        129
Unrealized                                                          (1)            105            (20)            120
                                                          ------------    ------------   ------------    ------------
                                                          $        119    $        132   $        181    $        249
                                                          ============    ============   ============    ============

CONSOLIDATED VALUE AT RISK ANALYSIS:
(Assumes 95% confidence level and primarily a one day holding period using variance/covariance model)

As of June 30,                                            $         20    $          9   $         20    $          9
Period Ended June 30:
Daily Average                                                       17               7             18               8
Daily High                                                          29              16             29              18
Daily Low                                                           13               3             13               3


                                   [GRAPH]



     Reference is made to the Notes to the Consolidated Financial Statements contained in Reliant Resources, Inc.'s Amended Annual Report on Form 10-K/A
                      for the year ended December 31, 2001.



FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber
(713) 207-3042